                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                 [X]
Filed by a Party other than the Registrant                              [_]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to 240.14a-12

                        Hartford HLS Series Fund II, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[_]      Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

                           HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
      HARTFORD TOTAL RETURN BOND HLS FUND (FORMERLY HARTFORD BOND HLS FUND)
                             HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

Dear Hartford HLS Fund Participants:

You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Hartford HLS Funds listed above (the "Funds"). The Meeting will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to elect members of the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies"); (ii) for each series of Hartford Series Fund, Inc. only, to approve a proposal to permit the investment adviser to those Funds to select and contract with investment sub-advisers that are not affiliated with HL Investment Advisors, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) (the "Sub-Advisers") without obtaining shareholder approval; (iii) for certain Funds to approve to approve a proposal to revise the fundamental policy of those Funds regarding investment concentrations within particular industries; and (iv) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) of the Meeting.

We request that you complete the enclosed voting instruction card(s) or proxy card(s) for the upcoming Meeting. Each Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote FOR each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed voting instruction card(s) or proxy card(s) in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. ("The Hartford") or from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

Very truly yours,


/s/ David M. Znamierowski


David M. Znamierowski
President and Chief Executive Officer

                              IMPORTANT INFORMATION

 We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. Shareholders are being asked to consider three separate matters. First, shareholders are being asked to elect members of the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") Second, shareholders of the series of Hartford Series Fund, Inc., only, are being asked to approve a proposal to permit the investment adviser to those Funds to select and contract with investment sub-advisers that are not affiliated with HL Investment Advisors, LLC ("HL Advisors") or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) ("the Sub-Advisers") without obtaining shareholder approval. Third, shareholders of certain Funds are being asked to approve a proposal to revise the fundamental policy of those Funds regarding investment concentrations within particular industries.

Q.   WHO IS BEING NOMINATED TO SERVE AS A DIRECTOR?

A. There are nine nominees for both Companies, eight of whom currently make up the Board of Directors of Hartford Series Fund, Inc., six of whom currently make up the Board of Directors of Hartford HLS Series Fund II, Inc., and one of whom, William P. Johnston, does not currently serve as a director on either Board. If all of the nominees are elected to both Boards, the Boards of both Companies will be composed of the same nine directors.

Q. WHY ARE SHAREHOLDERS OF THE SERIES OF HARTFORD SERIES FUND, INC. BEING ASKED TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL?

A. The Funds are structured so that each Fund has an investment adviser and an investment sub-adviser. The investment adviser supervises the activities of the investment sub-adviser, which in turn performs the day-to-day investment management of the Funds. Currently, in order to hire a Sub-Adviser, it is necessary to obtain shareholder approval, and thus to incur the expense of a shareholder meeting. Hartford HLS Series Fund II, Inc. received an order from the Securities and Exchange Commission permitting Hartford HLS Series Fund II, Inc., as well as other funds managed by its adviser, HL Advisors, or affiliates of HL Advisors, to hire investment Sub-Advisers without a shareholder vote, subject to the shareholders' prior approval of the operation of the respective Fund in this manner. The order is contingent on various requirements being met, including that the investment adviser retain oversight and responsibility for each Fund, that the Funds receive shareholder approval to use the order, and that a Sub-Adviser may only be hired or replaced upon the approval by the directors of the appropriate Fund. The shareholders of each series of Hartford HLS Series Fund II, Inc. have previously approved the implementation of the order. To afford the flexibility provided by the order to each of the series of Hartford Series Fund, Inc., management is seeking shareholders' approval of such an arrangement for the Funds. The Funds benefit from this order by being able to act more quickly and with less expense when the need arises to replace or hire a Sub-Adviser.

Q. WHY ARE WE PROPOSING TO CHANGE THE FUNDAMENTAL POLICY OF CERTAIN FUNDS REGARDING INDUSTRY CONCENTRATION?

A. As described in more detail in the accompanying Proxy Statement, small variations in the wording of similar restrictions among the whole family of funds advised by the affiliates of The Hartford Financial Services Group, Inc. ("The Hartford") (collectively, the "Hartford Funds") makes the task of ensuring compliance with each restriction difficult and expensive. We are proposing to revise the fundamental investment policy regarding investment concentrations within particular industries to bring it in line, wherever possible, with the corresponding fundamental policy in place, or expected to be in place, for other Hartford Funds.

Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS RESULT OF ANY OF THESE PROPOSALS?

A. These changes are being proposed to help streamline the compliance and regulatory processes, and are not expected to result in any material changes in the investment strategies or practices of the Funds.


Q.   HAVE THE BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Fund's Board of Directors has reviewed and unanimously approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.   WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford or Georgeson Shareholder Communications, Inc., a firm authorized by The Hartford, may be contacting you to urge you to vote on these important matters.

Q.   HOW DO I VOTE?

A. Please follow the instructions on the voting instruction card(s) or proxy card(s) enclosed or go to https://vote.direct-proxy.com or call 866-235-4258.

Q.   WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. For information about voting, please go to https://vote.direct-proxy.com or call 866-235-4258. To view the Hartford HLS Annual Report or a copy of this Proxy Statement, or to obtain additional information about the Proxy Statement:

         For variable life and annuity owners, please go to www.hartfordinvestor.com (see the Hartford HLS Proxy under "News & Highlights");

         For other retirement programs, please go to retire.hartfordlife.com (see HLS Proxy under "In the News").

         OR call:

         877-372-2935 (if you are a Hartford or Fortis variable annuity owner or a Fortis 403b owner);
         800-231-5453 (if you are a Hartford variable life insurance policy owner);
         800-800-2000 (if you are a Fortis variable life insurance policy owner);
         800-874-2502 (if you are a representative or owner of a Hartford-administered 401k plan);
         800-528-9009 (if you are a representative or owner of a Hartford-administered 457, 403b or 401a plan); or
         877-836-5854 (if you are a representative or owner of any other qualified retirement plan not administered by Hartford).

                           HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
      HARTFORD TOTAL RETURN BOND HLS FUND (FORMERLY HARTFORD BOND HLS FUND)
                             HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

         A Joint Special Meeting of Shareholders (the "Meeting") of the series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") listed above (each such series, a "Fund," and together, the "Funds") will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

         1.       For each Company, to elect a Board of Directors.

         2. For each Fund of Hartford Series Fund, Inc. listed above, to approve a proposal to permit its investment adviser to select and contract with investment sub-advisers that are not affiliated with HL Investment Advisors, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

         3. For each Fund, except Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund, to approve a proposal to revise the fundamental policy of the Funds regarding investment concentrations within particular industries.

         4. To transact such other business as may properly come before the Meeting.

         The Board of Directors of each Company unanimously recommends approval of each item listed in this Notice, as applicable. Shareholders of record on June 21, 2005 are entitled to notice of and to vote at the Meeting.

         The Funds issue and sell their shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Funds, which are the vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Companies and are entitled to vote their shares of the Companies. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Companies in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to the shareholders of the Companies, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Companies, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Companies as of the record date, so that they may instruct the insurance companies how to vote the shares of the Companies that underly their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD(S) OR PROXY CARD(S) AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S) OR VOTING INSTRUCTION CARD(S), IN ORDER TO SAVE THE COMPANIES ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                         By order of the Boards of Directors,

                                         /s/ Edward P. Macdonald

                                         Edward P. Macdonald
                                         Secretary
Dated:  [JUNE __, 2005]

                           HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
      HARTFORD TOTAL RETURN BOND HLS FUND (FORMERLY HARTFORD BOND HLS FUND)
                             HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                                 PROXY STATEMENT
                                 [JUNE __, 2005]

         The enclosed proxy card is solicited by the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") in connection with the Joint Special Meeting of Shareholders (the "Meeting") of each of the series of the Companies listed above (each, a "Fund," and together, the "Funds") to be held September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) of that Meeting. The mailing address of the principal executive offices for both Companies is P.O. Box 2999, Hartford, Connecticut 06104-2999.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Meeting of Shareholders and this Proxy Statement, will be paid by the Funds on a pro rata basis based on the relative net assets of each Fund. The approximate mailing date of this Proxy Statement is July 18, 2005. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may solicit proxies and voting instructions by means of mail or telephone calls. Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,600,000 plus expenses. As the Meeting date approaches, certain Contract Owners, as defined below, and shareholders may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

         HL Advisors, the investment adviser for the Funds, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the series of the Hartford Series Fund, Inc., are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds' principal underwriter.

         The Funds issue and sell their shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the funds. The Separate Accounts hold shares of mutual funds, including the Funds, which are vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Funds and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Funds. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

         If you are a Contract Owner who beneficially owns shares of more than one Fund, you should provide voting instructions for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of both the Hartford Capital Appreciation HLS Fund and the Hartford Dividend and Growth HLS Fund, you should indicate your voting instructions for each of those Funds in the spaces provided on the enclosed voting instruction card. The voting instruction card allows you to vote "for" ALL the proposals discussed in this Proxy Statement, for all of the Funds of which you are a beneficial owner. If you provide voting instructions for each proposal individually, you must indicate your voting instruction for each Fund of which you are a beneficial owner. Similarly, if you are a shareholder who owns shares of more than one Fund, you should indicate your vote for each Fund in which you own shares on the enclosed proxy card.

         If you own shares beneficially through a retirement plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide or revoke instructions as to the voting of Fund shares. If you are a retirement plan sponsor, trustee, or other administrator and are authorized to vote shares held by a retirement plan, please complete the enclosed proxy card(s) and return it in the enclosed envelope.

         Contract Owners may revoke their voting instructions until the voting results are announced at the Meeting by giving prior written notice to their respective insurance company. Shareholders may revoke authority to vote their shares by giving written notice of revocation to Edward P. Macdonald, the Secretary of each Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "for" each Proposal. In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. With regard to Proposal I, the election of directors, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Abstentions may be specified for Proposals II and III (to permit the investment adviser of certain Funds to select and contract with certain sub-advisers without obtaining shareholder approval, and to approve a change to the fundamental investment policies of certain funds, respectively). With respect to Proposals II and III, abstentions and broker non-votes (proxy cards received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "against" each item. So far as the Boards of Directors are aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         In addition to completing and returning the enclosed voting instruction card(s) or proxy card(s), Contract Owners and shareholders are also able to vote by touchtone telephone or by Internet by following the instructions included with the proxy card(s) or voting instruction card(s) accompanying this Proxy Statement. To vote by Internet or by telephone, Contract Owners and shareholders can access the website or call the toll-free number listed on the voting instruction card(s) or proxy card(s). To vote by Internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the voting instruction card(s) or proxy card(s). After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposals. The Contract Owner or shareholder will have an opportunity to review their voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or Internet link.

         In all cases where telephonic proxy authorizations or telephonic voting instructions are solicited, the Georgeson representative is required to ask for each Contract Owner's or shareholder's full name and address, or other identifying information, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card or voting instruction card and ask for the Contract Owner's or shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Georgeson representative will record the Contract Owner's or shareholder's voting instructions or proxy authorizations on the card(s). Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation. Although a Contract Owner's or shareholder's vote may be taken by telephone, each Contract Owner or shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed voting instruction card or by touchtone telephone or Internet as set forth above. The proxy authorizations or voting instructions received last in time, whether by proxy card(s) or voting instruction card(s), touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

         Only those shareholders owning shares as of the close of business on June 21, 2005 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Attachment A lists the issued and outstanding shares of each Fund as of that date. Each shareholder is entitled to one vote for each share held.

         The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the Meeting shall constitute a quorum with respect to that Company. As to any Fund for which matters will be considered that will affect that Fund individually, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that Fund. Because Hartford Life and its affiliates are the majority shareholders of each of the Funds, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment provided that there is a quorum. All Proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

         A copy of each Company's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, is available upon request. If you would like to receive a copy, please contact the Company in question at 200 Hopmeadow Street, Simsbury, Connecticut 06089, or call 877-372-2935, if you are a Hartford or Fortis variable annuity owner or a Fortis 403b owner; 800-231-5453, if you are a Hartford variable life insurance policy owner; 800-800-2000, if you are a Fortis variable life insurance policy owner; 800-874-2502, if you are a representative of a Hartford-administered 401k plan; 800-528-9009, if you are a representative of a Hartford-administered 457, 403b or 401a plan; or 877-836-5854, if you are a representative of a qualified retirement plan that is not administered by Hartford; and a copy will be sent, without charge, by first class mail within three business days of your request. Alternatively, if you would like to view a copy on the Internet, for variable life and annuity owners, please go to www.hartfordinvestor.com (see the Hartford HLS Annual Report under "News & Highlights"); or for other retirement programs, please go to retire.hartfordlife.com (see the Hartford HLS Annual Report under "In the News").


                     SUMMARY OF PROPOSALS AND FUNDS AFFECTED

         The following table identifies the three proposals set forth in this Proxy Statement and indicates which Funds are affected by each proposal. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

-------------------------------------------------------------------------------------------------------------------------
             FUND                  I. PROPOSAL TO ELECT A      II. PROPOSAL TO PERMIT THE   III. PROPOSAL TO REVISE THE
                                     BOARD OF DIRECTORS          INVESTMENT ADVISER TO           FUNDAMENTAL POLICY
                                                                SELECT AND CONTRACT WITH        REGARDING INVESTMENT
                                                                  SUB-ADVISERS WITHOUT        CONCENTRATIONS WITHIN A
                                                                  SHAREHOLDER APPROVAL          PARTICULAR INDUSTRY

-------------------------------------------------------------------------------------------------------------------------
  Hartford Advisers HLS Fund                  X                            X                             X
-------------------------------------------------------------------------------------------------------------------------
 Hartford Capital Appreciation                X                            X                             X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
  Hartford Disciplined Equity                 X                            X                             X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
 Hartford Dividend and Growth                 X                            X                             X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Equity Income HLS Fund               X                            X                             X
-------------------------------------------------------------------------------------------------------------------------
    Hartford Focus HLS Fund                   X                            X                             X

-------------------------------------------------------------------------------------------------------------------------
 Hartford Global Advisers HLS                 X                            X                             X
             Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Communications                X                            X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
   Hartford Global Financial                  X                            X
       Services HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund               X                            X
-------------------------------------------------------------------------------------------------------------------------
  Hartford Global Leaders HLS                 X                            X                             X
             Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS                X                            X
             Fund
-------------------------------------------------------------------------------------------------------------------------
   Hartford Growth HLS Fund                   X                            X                             X

-------------------------------------------------------------------------------------------------------------------------
 Hartford High Yield HLS Fund                 X                            X                             X
-------------------------------------------------------------------------------------------------------------------------
    Hartford Index HLS Fund                   X                            X                             X

-------------------------------------------------------------------------------------------------------------------------
Hartford International Capital                X                            X                             X
     Appreciation HLS Fund
-------------------------------------------------------------------------------------------------------------------------
    Hartford International                    X                            X                             X
    Opportunities HLS Fund
-------------------------------------------------------------------------------------------------------------------------
 Hartford International Small                 X                            X                             X
       Company HLS Fund
-------------------------------------------------------------------------------------------------------------------------
   Hartford MidCap HLS Fund                   X                            X                             X
-------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund                X                            X                             X
-------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                X                            X                             X
-------------------------------------------------------------------------------------------------------------------------
 Hartford Mortgage Securities                 X                            X                             X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund               X                            X                             X
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             FUND                  I. PROPOSAL TO ELECT A      II. PROPOSAL TO PERMIT THE   III. PROPOSAL TO REVISE THE
                                     BOARD OF DIRECTORS          INVESTMENT ADVISER TO           FUNDAMENTAL POLICY
                                                                SELECT AND CONTRACT WITH        REGARDING INVESTMENT
                                                                  SUB-ADVISERS WITHOUT        CONCENTRATIONS WITHIN A
                                                                  SHAREHOLDER APPROVAL          PARTICULAR INDUSTRY

-------------------------------------------------------------------------------------------------------------------------
    Hartford Stock HLS Fund                   X                            X                             X

-------------------------------------------------------------------------------------------------------------------------
  Hartford Total Return Bond                  X                            X                             X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
    Hartford Value HLS Fund                   X                            X                             X

-------------------------------------------------------------------------------------------------------------------------
 Hartford Blue Chip Stock HLS                 X                                                          X
             Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford Capital Opportunities                X                                                          X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
 Hartford Growth Opportunities                X                                                          X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
 Hartford International Stock                 X                                                          X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------
 Hartford LargeCap Growth HLS                 X                                                          X
             Fund
-------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Stock HLS Fund                X                                                          X
-------------------------------------------------------------------------------------------------------------------------
 Hartford SmallCap Growth HLS                 X                                                          X
             Fund
-------------------------------------------------------------------------------------------------------------------------
  Hartford SmallCap Value HLS                 X                                                          X
             Fund
-------------------------------------------------------------------------------------------------------------------------
   Hartford U.S. Government                   X                                                          X
      Securities HLS Fund
-------------------------------------------------------------------------------------------------------------------------
 Hartford Value Opportunities                 X                                                          X
           HLS Fund
-------------------------------------------------------------------------------------------------------------------------



                                 SHARE OWNERSHIP

         The following table sets forth the dollar range of equity securities beneficially owned by each director of the Companies or nominee for election as a director of the Companies in each of the Funds and on an aggregate basis in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies, as of April 30, 2005.

NON-INTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE    DIRECTOR IN FAMILY OF INVESTMENT
            NAME OF DIRECTOR                                 FUND                                 COMPANIES
-------------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong

-------------------------------------------------------------------------------------------------------------------------
Dr. Robert M. Gavin

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE    DIRECTOR IN FAMILY OF INVESTMENT
            NAME OF DIRECTOR                                 FUND                                 COMPANIES
-------------------------------------------------------------------------------------------------------------------------
Duane E. Hill

-------------------------------------------------------------------------------------------------------------------------
Phillip O. Peterson
-------------------------------------------------------------------------------------------------------------------------
Sandra S. Jaffee(1)

-------------------------------------------------------------------------------------------------------------------------
William P. Johnston(2)

-------------------------------------------------------------------------------------------------------------------------

(1) Ms. Jaffee is a director of Hartford Series Fund, Inc. but is not currently a director of Hartford HLS Series Fund II, Inc.
(2)  Mr. Johnston is not currently a director of any of the Companies.


INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES OVERSEEN BY
                                                                                       DIRECTOR IN FAMILY OF INVESTMENT
        NAME OF DIRECTOR             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                 COMPANIES
-------------------------------------------------------------------------------------------------------------------------
Thomas M. Marra

-------------------------------------------------------------------------------------------------------------------------
Lowndes A. Smith

-------------------------------------------------------------------------------------------------------------------------
David M. Znamierowski(1)

-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Znamierowski is a director of Hartford Series Fund, Inc. but is not currently a director of Hartford HLS Series Fund II, Inc.

         As of April 30, 2005, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund. As of May 31, 2005, no person to the knowledge of any Company owned beneficially more than 5% of the outstanding shares of any class of shares of a Fund, except as listed in Attachment B.

         As of April 30, 2005, none of the non-interested directors+ (or their immediate family members) had share ownership in securities of any Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of a Company (not including registered investment companies).


--------
+ The "non-interested directors" of the Companies are those directors who are not "interested persons," as defined in the Investment Company Act of 1940, by virtue of an affiliation with, or equity ownership of, HL Advisors or other affiliated companies.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

         At the Meeting, shareholders will be asked to elect members to each Company's Board of Directors. There are nine positions on each Company's Board of Directors. Currently, Hartford Series Fund, Inc. has eight directors, all of whom are being nominated for re-election to the Board of that Company. Hartford HLS Series Fund II, Inc. currently has six directors, all of whom are being nominated for re-election to the Board of that Company. All of the nominees, except Willam P. Johnston, currently serve as director of one or both of the Companies. The current composition of the members of each Company's Board of Directors is the same, with the exception of David M. Znamierowski and Sandra S. Jaffee, each of whom serves on the Board of Directors of Hartford Series Fund, Inc., but does not serve on the Board of Directors of Hartford HLS Series Fund II, Inc. In addition to being nominated for re-election to the Board of Directors of Hartford Series Fund, Inc., Mr. Znamierowski was recommended by the Companies' investment adviser to serve as a member of the Board of Directors of Hartford HLS Series Fund II, Inc. and is being nominated for election to the Board of Directors of that Company. Sandra S. Jaffee was previously selected by the Board of Directors of Hartford Series Fund, Inc. to serve as a director of that Company, and is now nominated for election to the Board of Directors of that Company. In addition, Ms. Jaffee was recommended by the non-interested directors of the Companies to serve as a member of the Board of Directors of Hartford HLS Series Fund II, Inc. and is being nominated for election to the Board of Directors of that Company. Lynn S. Birdsong and Thomas M. Marra were both previously selected by the Board of Directors of each Company to serve as directors of the Companies, and are now nominated for election to the Board of Directors of each Company. William P. Johnston is being nominated for election to the Board of Directors of each Company. Mr. Johnston was recommended by the non-interested directors of the Companies to serve as a member of the Boards. All other nominees have previously been elected to the Boards and are standing for re-election.

         Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, the number of portfolios overseen by each nominee, and the other directorships held by each nominee is set forth below. Shareholders wishing to send communications to the Boards, or to the nominees for election to the Boards, may communicate with Board members and/or nominees by submitting written correspondence, directed to the Board of Directors and/or nominees, in care of the applicable Company's Secretary, Edward P. Macdonald, at Hartford HLS Funds, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------------
                       POSITION        TERM OF                                                    NUMBER OF
                         HELD          OFFICE*                                                  PORTFOLIOS IN
                         WITH            AND                                                    FUND COMPLEX            OTHER
    NAME AND             THE         HAS SERVED         PRINCIPAL OCCUPATION(S) DURING           OVERSEEN BY        DIRECTORSHIPS
       AGE            COMPANIES         SINCE                    LAST 5 YEARS                     DIRECTOR        HELD BY DIRECTOR
       ---            ---------         -----                    ------------                     --------        ----------------
-----------------------------------------------------------------------------------------------------------------------------------
Lynn S.            Director        2003               From 1979 to 2002, Mr. Birdsong was a          80         Mr. Birdsong is a
Birdsong(1)                                           managing director of Zurich Scudder                       director of The
(age 58)                                              Investments, an investment management                     Japan Fund.
                                                      firm. In 2003, Mr. Birdsong became
                                                      an independent director of The
                                                      Japan Fund; during his employment
                                                      with Scudder, he was an interested
                                                      director of The Japan Fund. From
                                                      2003 to 2005, Mr. Birdsong was an
                                                      independent director of the
                                                      Atlantic Whitehall Funds. Since
                                                      1981, Mr. Birdsong has been a
                                                      partner in Birdsong Company, an
                                                      advertising specialty firm.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                       POSITION        TERM OF                                                    NUMBER OF
                         HELD          OFFICE*                                                  PORTFOLIOS IN
                         WITH            AND                                                    FUND COMPLEX            OTHER
    NAME AND             THE         HAS SERVED         PRINCIPAL OCCUPATION(S) DURING           OVERSEEN BY        DIRECTORSHIPS
      AGE             COMPANIES         SINCE                    LAST 5 YEARS                     DIRECTOR        HELD BY DIRECTOR
      ---             ---------         -----                    ------------                     --------        ----------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Dr. Robert M.      Director and    Hartford Series    Dr. Gavin is an educational                    80                  None
Gavin(1)           Chairman of     Fund, Inc. - 2002  consultant. Prior to September 1,
(age 64)           the Board                          2001, he was President of Cranbrook
                                   Hartford HLS       Education Community; and prior to July
                                   Series Fund II,    1996, he was President of Macalester
                                   Inc. - 1986        College, St. Paul, Minnesota.

-----------------------------------------------------------------------------------------------------------------------------------
Duane E. Hill(1)    Director       Hartford Series    Mr. Hill is a Partner Emeritus and a           63                  None
(age 59)                           Fund, Inc. - 2001  founding partner of TSG Capital Group,
                                                      a private equity investment firm that
                                   Hartford HLS       serves as sponsor and lead investor in
                                   Series Fund,       leveraged buyouts of middle market
                                   Inc. - 2002        companies. Mr. Hill is also a partner
                                                      of TSG Ventures L.P., a private equity
                                                      investment company that invests
                                                      primarily in minority-owned small
                                                      businesses.
-----------------------------------------------------------------------------------------------------------------------------------
Sandra S. Jaffee(1) Director(2)    Hartford Series    Ms. Jaffee is an Entrepreneur in               63                  None
(age 63)                           Fund, Inc. - 2005  Residence with Warburg Pincus, a
                                                      private equity firm. From September
                                                      1995 to July 2004, Ms. Jaffee served
                                                      as Executive Vice President at
                                                      Citigroup, where she was President and
                                                      Chief Executive Officer of Citibank's
                                                      Global Securities Services
                                                      (1995-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Phillip O.          Director       Hartford Series    Mr. Peterson is a mutual fund industry         80                  None
Peterson(1)                        Fund, Inc. - 2002  consultant.  He was a partner of KPMG
(age 60)                                              LLP (an accounting firm) until July
                                   Hartford HLS       1999.  In January 2004, Mr. Peterson
                                   Series Fund II,    was appointed Independent President of
                                   Inc. - 2000        Strong Mutual Funds.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                       POSITION        TERM OF                                                 NUMBER OF
                         HELD          OFFICE*                                               PORTFOLIOS IN
                         WITH            AND                                                 FUND COMPLEX            OTHER
    NAME AND             THE         HAS SERVED      PRINCIPAL OCCUPATION(S) DURING           OVERSEEN BY        DIRECTORSHIPS
       AGE            COMPANIES         SINCE                 LAST 5 YEARS                     DIRECTOR        HELD BY DIRECTOR
       ---            ---------         -----                 ------------                     --------        ----------------
-----------------------------------------------------------------------------------------------------------------------------------
William P.         None.           N/A             Mr. Johnston joined the Board of              None        Mr. Johnston is
Johnston                                           Directors of Renal Care Group, Inc. in                    Chairman of the Board
(age 60)                                           November 2002 and currently serves as                     of Directors of Renal
                                                   Chairman of the Board (March                              Care Group, Inc.
                                                   2003-present). From August 2001 until
                                                   December 2002, Mr. Johnston was
                                                   Managing Director of SunTrust Robinson
                                                   Humphrey, the investment banking
                                                   division of SunTrust Banks, Inc.
                                                   Previously, Mr. Johnston was Vice
                                                   Chairman of the investment banking
                                                   affiliate of SunTrust Banks, Inc.,
                                                   from 1998 through 2001, where he was
                                                   also Chief Executive Officer from 1998
                                                   through April 2000.
--------------------------------------------------------------------------------------------------------------------------------

         (*) Each director serves until his or her death, resignation, or retirement, or until his or her successor is elected and qualifies.

         (1) Member of the Audit Committee of each Company, except for Ms. Jaffee, who is a member of the Audit Committee of Hartford Series Fund, Inc. only.

         (2) Director of Hartford Series Fund, Inc. only. Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of the board of directors of ISS. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to one or more of the sub-advisers to the Funds.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                       POSITION        TERM OF                                                  PORTFOLIOS IN
                      HELD WITH      OFFICE* AND                                                FUND COMPLEX            OTHER
    NAME AND             THE         HAS SERVED         PRINCIPAL OCCUPATION(S) DURING           OVERSEEN BY        DIRECTORSHIPS
       AGE            COMPANIES         SINCE                    LAST 5 YEARS                     DIRECTOR        HELD BY DIRECTOR
       ---            ---------         -----                    ------------                     --------        ----------------
-----------------------------------------------------------------------------------------------------------------------------------
Thomas M. Marra**  Director        2002             Mr. Marra is President and Chief               80         Mr. Marra is a member
(age 46)                                            Operating Officer of Hartford Life,                       of the Board of
                                                    Inc. He is also a member of the Board                     Directors of The
                                                    of Directors and a member of the                          Hartford.
                                                    Office of the Chairman for The
                                                    Hartford, the parent company of
                                                    Hartford Life, Inc. Mr. Marra was
                                                    named President of Hartford Life, Inc.
                                                    in 2001 and Chief Operating Officer in
                                                    2000, and served as Director of
                                                    Hartford Life, Inc.'s Investment
                                                    Products Division from 1998 to 2000.
                                                    Mr. Marra is also a Managing Member
                                                    and President of Hartford Investment
                                                    Financial Services, LLC ("HIFSCO") and
                                                    HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                       POSITION        TERM OF                                                  PORTFOLIOS IN
                      HELD WITH      OFFICE* AND                                                FUND COMPLEX            OTHER
    NAME AND             THE         HAS SERVED         PRINCIPAL OCCUPATION(S) DURING           OVERSEEN BY        DIRECTORSHIPS
       AGE            COMPANIES         SINCE                    LAST 5 YEARS                     DIRECTOR        HELD BY DIRECTOR
       ---            ---------         -----                    ------------                     --------        ----------------
-----------------------------------------------------------------------------------------------------------------------------------
Lowndes A.         Director        Hartford Series    Mr. Smith served as Vice Chairman of           80         Mr. Smith is a
Smith**                            Fund, Inc. - 1996  The Hartford from February 1997 to                        director of White
(age 65)                                              January 2002, as President and Chief                      Mountains Insurance
                                   Hartford HLS       Executive Officer of Hartford Life,                       Group Ltd.
                                   Series Fund II,    Inc. from February 1997 to January
                                   Inc. - 2002        2002, and as President and Chief
                                                      Operating Officer of The
                                                      Hartford Life Insurance
                                                      Companies from January
                                                      1989 to January 2002.

-----------------------------------------------------------------------------------------------------------------------------------
David M.           Director(1)     Director,          Mr. Znamierowski currently serves as           62                  None
Znamierowski                       Hartford Series    President of Hartford Investment
(age 44)**                         Fund, Inc. - 1999  Management Company ("Hartford
                                                      Investment Management"); Executive
                                   President,         Vice President and Chief Investment
                                   Hartford Series    Officer for Hartford Life; Executive
                                   Fund, Inc. -       Vice President of and Chief Investment
                                   1999(2)            Officer of Hartford Life, Inc.; and
                                                      Executive Vice President and Chief
                                   President,         Investment Officer of The Hartford.
                                   Hartford HLS       Mr. Znamierowski is also a Managing
                                   Series Fund II,    Member and Executive Vice President of
                                   Inc. - 2001(2)     HIFSCO and HL Advisors.

                                   Chief Executive
                                   Officer - 2005
-----------------------------------------------------------------------------------------------------------------------------------

         * Each director serves until his or her death, resignation, or retirement, or until his or her successor is elected and qualifies.
         ** Mr. Marra and Mr. Znamierowski are interested directors due to positions they hold with affiliates of the Companies. Mr. Smith is an interested director because he owns stock of the parent company of HL Advisors.
         (1)      Director for Hartford Series Fund, Inc. only.
         (2) Mr. Znamierowski has served as President of Hartford Series Fund, Inc. from 1999 to date and of Hartford HLS Series Fund II, Inc. from 2001 to date, with the exception of the period from February 1, 2005 to March 27, 2005, during which time Mr. John Walters served in those capacities.

         The Board of each Company has established an Audit Committee, a Nominating Committee, a Litigation Committee, and an Investment Committee. The Audit Committee of each Company currently consists of all non-interested directors of each Company. The Audit Committee of each Company met four times during the fiscal year ended December 31, 2004. The functions performed by each Audit Committee, which are contained in the Audit Committee's written charter, are to (i) oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assist the Board in its oversight of the qualifications, independence, and performance of the Funds' independent registered public accounting firm, the quality, objectivity, and integrity of the Funds' financial statements and the independent audit thereof, and the performance of the Company's internal audit function; and (iii) act as a liaison between the Funds' independent registered public accounting firm and the full Board of Directors.

         The non-interested directors of each Company's Board of Directors comprise the Company's Nominating Committee. The Nominating Committee of each Company met four times during the fiscal year ended December 31, 2004. The function of the Nominating Committee, which is described in the Nominating Committee's written charter, is to screen and select non-interested candidates to the Board of Directors. The charter, which is not available on the Funds' website, is attached hereto as Attachment C.

         The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company, at 55 Farmington Avenue, 11th Floor, Hartford, Connecticut 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

         The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective board candidates. Care is given to ensure that the individual members of the Boards bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

               - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

               - College degree or business experience equivalent to a college degree;

               - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

               - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

               -    An ability to invest in Hartford funds;

               - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

               -    A person of high ethical standards;

               - Must meet minimum standards set out in the Funds' audit committee charter; and

               - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

         The Litigation Committee of each Company is made up of the following non-interested members of the Board of Directors of each Company: Robert M. Gavin, Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee.++ The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective Boards and/or the non-interested directors. The Litigation Committee met two times during the fiscal year ended December 31, 2004.


----------
++ Ms. Jaffee serves on the Litigation Committee for Hartford Series Fund, Inc. only.

         The Investment Committee of each Company was established on February 1, 2005. The Investment Committee is made up of all directors of each respective Company. The Investment Committee of each Company assists the respective Boards in its oversight of the Funds' investment performance and related matters.

         During each Fund's fiscal year ended December 31, 2004, there were nine meetings of each Company's Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

         The Companies pay no compensation to any director or officer who is an officer or employee of The Hartford, HL Advisors or any affiliated company. During the fiscal year ended December 31, 2004, the Funds paid a fee to each director who is not an officer or employee of The Hartford, HL Advisors or any affiliated company.

         The following table sets forth the compensation that each director received during the fiscal year ended December 31, 2004 from each Company and the entire Hartford fund complex.

------------------------------------------------------------------------------------------------------------------------------------

                                      AGGREGATE           AGGREGATE         PENSION OR
                                    COMPENSATION        COMPENSATION    RETIREMENT BENEFITS      ESTIMATED       TOTAL COMPENSATION
                                    FROM HARTFORD       FROM HARTFORD    ACCRUED AS PART OF       ANNUAL           FROM HLS FUNDS
                                       SERIES            HLS SERIES           HLS FUND         BENEFITS UPON      AND FUND COMPLEX
NAME OF PERSON, POSITION              FUND, INC.        FUND II, INC.         EXPENSES          RETIREMENT       PAID TO DIRECTORS*
------------------------              ----------         ----------           --------      -------------------   ------------------

NON-INTERESTED DIRECTORS
------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong, Director            $86,620               $4,668             $0                  $0              $122,750


------------------------------------------------------------------------------------------------------------------------------------
Dr. Robert M. Gavin, Director         $100,839              $5,449             $0                  $0              $142,750
------------------------------------------------------------------------------------------------------------------------------------
Duane E. Hill, Director               $89,286               $4,814             $0                  $0              $126,500
------------------------------------------------------------------------------------------------------------------------------------
Phillip O. Peterson, Director         $80,391               $4,334             $0                  $0              $114,000
------------------------------------------------------------------------------------------------------------------------------------
Sandra S. Jaffee, Director(1)           $0                   $0               $0                  $0                 $0
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTORS
--------------------
------------------------------------------------------------------------------------------------------------------------------------
Lowndes A. Smith, Director            $74,212               $4,001             $0                  $0              $105,250
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Marra, Director                $0                   $0               $0                  $0                 $0
------------------------------------------------------------------------------------------------------------------------------------
David M. Znamierowski, Director          $0                   $0               $0                  $0                 $0
------------------------------------------------------------------------------------------------------------------------------------

* As of December 31, 2004, a total of five registered investment companies in the fund complex paid compensation to some or all of the directors.

(1) Ms. Jaffee was newly appointed as a director of Hartford Series Fund, Inc. on February 1, 2005. She is a director of Hartford Series Fund, Inc. but is not a director of Hartford HLS Series Fund II, Inc.

         The Board of Directors of each Company recommends that shareholders vote in favor of the individuals listed as Nominees for Election to serve as directors of the respective Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Because each Fund is a series of a Company, each shareholder vote will be counted together with the votes of shareholders of the other series of that Company, voting as a single class in the election of Directors of the Company. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards for the nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the Meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.


                                   PROPOSAL II
       TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH
               SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

           PROPOSED FOR THE SERIES OF HARTFORD SERIES FUND, INC. ONLY.
         (For purposes of the discussions regarding Proposal II, below, the term "Company" refers only to Hartford Series Fund, Inc.
     and the terms "Fund" and "Funds" shall refer only to the series of that
                                   Company.)

Under Section 15(a) of the 1940 Act, investment advisers to mutual funds cannot select sub-advisers and enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an adviser and a sub-adviser. Hartford HLS Series Fund II, Inc. (formerly, Fortis Series Fund, Inc.) and Fortis Advisers, Inc. applied for and obtained an exemption from those and other requirements under Section 15(a) of the 1940 Act from the Securities and Exchange Commission (the "Commission"). The exemptive order, among other things, allows the investment adviser to the series of Hartford HLS Series Fund II, Inc. (at that time, Fortis Advisers, Inc.) to retain or terminate sub-advisers that are not affiliated with the investment adviser (currently HL Advisors) or those Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) (each, a "Sub-Adviser," and together, the "Sub-Advisers") for those funds without shareholder approval (the "Order").(1) The Order required Hartford HLS Series Fund II, Inc. to submit this arrangement, commonly known as a "manager of managers" structure, to shareholders prior to taking advantage of the Order. The shareholders of the existing series of Fortis Series Fund, Inc. approved the "manager of managers" structure for those series on August 12, 1999. The Order further allows other funds advised by Hartford HLS Series Fund II, Inc.'s adviser (or any entity controlling, controlled by or under common control with the adviser) to rely on the Order, provided that any such funds comply with the conditions of the Order, including the condition that shareholders approve the operation of the respective funds in this manner beforehand.

         The indirect parent company of HL Advisors acquired Fortis Advisers, Inc. on April 2, 2001, and HL Advisors became the investment adviser for Hartford HLS Series Fund II, Inc. at that time. HL Advisors also serves as the investment adviser to Hartford Series Fund, Inc. HL Advisors does not make the day-to-day investment decisions for the Funds, but instead establishes the Funds' investment programs and

(1) Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999)
         (order).

selects, supervises and evaluates separate Sub-Advisers who make those investment decisions, subject to the review of the Board of Directors.

         As a result of the Order and after obtaining shareholder consent for each of its series, HL Advisors has the flexibility to retain and terminate Sub-Advisers for series of Hartford HLS Series Fund II, Inc. based on its evaluation of the Sub-Advisers without the delay and costs of seeking shareholder approval each time. In addition, the Order permits HL Advisors to continue relations with Sub-Advisers whose sub-advisory agreements ("Sub-Advisory Agreements") have been "assigned" as a result of a change in control of the Sub-Adviser without seeking shareholder approval; without the Order, the 1940 Act would require automatic termination of an advisory contract in the event of such an assignment. To afford like flexibility to the Funds, management is seeking shareholders' approval of such an arrangement for the Funds. Without the delay and cost inherent in holding shareholder meetings each time HL Advisors or the Board determines a change in Sub-Advisers would benefit a Fund, the Company will be able to act more quickly and with less expense to replace Sub-Advisers.

         The Funds are structured differently from many other investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Funds, however, the day-to-day investment decisions are not made by HL Advisors. Instead, HL Advisors selects, supervises, evaluates and, if necessary, terminates Sub-Advisers that make those day-to-day investment decisions. Management believes that permitting HL Advisors to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new Sub-Advisory Agreements or material amendments to existing Sub-Advisory Agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently.

         If shareholders approve this proposal, when an existing Sub-Advisory Agreement is amended in any material respect, or when a new Sub-Adviser for a Fund is retained by HL Advisors, shareholders will not be required to approve the amendment or new Sub-Advisory Agreement between HL Advisors and that Sub-Adviser. The Board of Directors (including a majority of the Directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between HL Advisors and a Sub-Adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between HL Advisors and the Company, and material changes to those agreements will continue to require the approval of shareholders. In addition, HL Advisors will not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the 1940 Act, of the Company or HL Advisors, other than by reason of serving as a sub-adviser to one or more of the Funds (an "Affiliated Sub-Adviser"), without that sub-advisory agreement being approved by the applicable Fund's shareholders.

         If the proposal is approved, the Company will also be permitted, in a situation in which there is more than one Sub-Adviser to a Fund, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to HL Advisors and any Affiliated Sub-Adviser by that Fund, (ii) aggregate fees paid by HL Advisors to the Sub-Advisers of that Fund, other than Affiliated Sub-Advisers, and (iii) fees paid by HL Advisors to any Affiliated Sub-Adviser ("Aggregate Fee Disclosure"). Therefore, in such a situation the Company would not have to disclose separately the fees paid by HL Advisors to a particular Sub-Adviser, other than an Affiliated Sub-Adviser.

         If this proposal is approved, the Company and HL Advisors will adhere to the following conditions specified in the Order:

         (1) Before a Fund may rely on the Order, the operation of the Fund in the manner described in this Proxy Statement must be approved by a majority of the outstanding voting securities of the Fund

         (or, if the Fund serves as a funding medium for any Separate Account, pursuant to voting instructions provided by the Contract Owners), as defined in the 1940 Act.

         (2) Any Fund relying on the Order must disclose in its prospectus the existence, substance and effect of the Order. In addition, any Fund relying on the Order must hold itself out to the public as employing the management structure described in the exemptive application. The prospectus must prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the Sub-Advisers and recommend their hiring, termination and replacement. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HL Advisors will meet this condition by providing the shareholders and Contract Owners with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of
         Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

         (3) Within 90 days of the hiring of any new Sub-Adviser, shareholders and Contract Owners will be furnished all information about the new Sub-Adviser or Sub-Advisory Agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Funds with more than one Sub-Adviser. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HL Advisors will meet this condition by providing the shareholders and Contract Owners with an information statement meeting the requirements of Regulation 14C,
         Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

         (4) HL Advisors will not enter into a sub-advisory agreement with any Affiliated Sub-Adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders (or pursuant to voting instructions provided by the Contract Owners).

         (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) and the nomination of new or additional non-interested directors will be at the discretion of the then-existing non-interested directors.

         (6) When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the non-interested directors, will make a separate finding, reflected in the Board's minutes, that the change is in the best interests of the Fund and its shareholders and Contract Owners and does not involve a conflict of interest from which HL Advisors or the Affiliated Sub-Adviser derives an inappropriate advantage.

         (7) HL Advisors will provide general management services to the Company and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's security portfolio, and, subject to review and approval by the Board, will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple Sub-Advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Fund's investment objective, policies and restrictions.

         (8) No director or officer of the Company or HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any

         Sub-Adviser except for (a) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

         (9) The Company will disclose in its registration statement the modified fee disclosure discussed above.

         (10) Independent counsel knowledgeable about the 1940 Act and the duties of non-interested directors will be engaged to represent the non-interested directors of the Companies. The selection of such counsel will be within the discretion of the then-existing non-interested directors.

         (11) HL Advisors will provide the Boards of Directors, no less often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any Sub-Adviser during the applicable quarter.

         (12) Whenever a Sub-Adviser is hired or terminated, HL Advisors will provide the Boards of Directors with information showing the expected impact on HL Advisors' profitability.

         If the proposal is approved, HL Advisors will have the ability, subject to the approval of the Board, to hire and terminate Sub-Advisers to the Funds and to change materially the terms of the Sub-Advisory Agreements, including the compensation paid to the Sub-Advisers, without the approval of the shareholders of the Funds. Such changes in Sub-Advisory Agreements would not increase the fees paid by a Fund, and therefore there will be no increase in the fees paid by shareholders for investment advisory services since sub-advisory fees are paid by HL Advisors out of its advisory fee and are not additional charges to a Fund.

         While HL Advisors expects its relationships with the Sub-Advisers to the Funds to be long-term and stable over time, approval of this proposal will permit HL Advisors to act quickly in situations where HL Advisors and the Board believe that a change in Sub-Advisers or to a Sub-Advisory Agreement, including any fee paid to a Sub-Adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve the retention of a Sub-Adviser or changes to a Sub-Advisory Agreement.

         The Board of Directors of the Company recommends that the shareholders of each Fund vote to approve this proposal. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote properly executed proxy cards and voting instruction cards for the approval of the proposal.

                                  PROPOSAL III
        CHANGES TO THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT
                  CONCENTRATIONS WITHIN PARTICULAR INDUSTRIES

                          PROPOSED FOR ALL FUNDS EXCEPT
HARTFORD GLOBAL COMMUNICATIONS HLS FUND, HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND, HARTFORD GLOBAL HEALTH HLS FUND, AND HARTFORD GLOBAL TECHNOLOGY HLS FUND.

(For purposes of the discussions regarding Proposal III, below, the terms "Fund" and "Funds" shall refer to all Funds except those listed above, unless otherwise indicated.)

         As described in the following proposal, HL Advisors has recommended to the respective Boards of Directors, and the respective Boards of Directors are recommending to shareholders, that the Funds' fundamental investment policy regarding investment concentrations within particular industries be revised. The purpose of this proposal is to conform the fundamental investment policies of these Funds to those of other funds advised by HL Advisors and its affiliates (collectively, the "Hartford Fund Family") to promote administrative convenience. NO MATERIAL CHANGE IN THE FUNDS' INVESTMENT STRATEGIES OR APPROACHES IS EXPECTED AS A RESULT OF THE PROPOSED CHANGES TO THEIR FUNDAMENTAL INVESTMENT POLICY. The respective Boards of Directors have determined that this change is in the best interest of each Fund's shareholders and recommends that shareholders approve this proposal.

         Each Fund has adopted certain fundamental investment policies. A Fund's fundamental investment policies can be changed only by shareholder vote. Under the Investment Company Act of 1940 (the "1940 Act"), a Fund must have an investment policy describing its ability to concentrate its investments within the meaning of the 1940 Act. The current fundamental investment policy for the Funds reads as follows:

         Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS
         Fund) will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The proposed fundamental investment policy is substantially similar to the current policy of the Funds and is intended to standardize the fundamental investment policies among certain Funds within the Hartford Fund Family. The proposed change would add language regarding "loans" and "borrowers," in order to clarify that, to the extent a Fund is permitted to invest in loans that are not securities, investments in such loans will be considered in calculating whether more than 25% of a Fund's total assets are invested in companies whose principal business activities are in the same industry. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Funds. If this proposal is approved by the shareholders of a Fund, the fundamental policy of such Fund relating to the concentration of investments will be amended and restated as follows:

         Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS
         Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

         The anticipated effect of implementing this proposal is a reduction in the compliance burdens of monitoring, and ensuring compliance with, differing sets of fundamental investment policies within the

Hartford Fund Family. This fundamental investment policy amendment is not proposed for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because each of those Funds has a different fundamental policy permitting concentration within certain industries.

         The Boards of Directors recommend that shareholders vote for this Proposal III. Approval by a Fund of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. If the shareholders of a particular Fund do not approve this proposal, the Fund's existing fundamental investment policy will remain in effect and the Fund's Board of Directors will determine any further appropriate steps to be taken. Approval by the shareholders of this Proposal III will be effective regardless of the outcome of shareholder voting in connection with Proposals I or II.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Upon the recommendation of the Audit Committees, the Boards selected the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm of the Companies for the fiscal year ending December 31, 2005. E&Y served as independent registered public accounting firm of the Companies for the fiscal years ended December 31, 2003 and 2004.

         The Board of Directors for each Company has adopted and approved a formal written charter for its Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committees review both the audit and non-audit work of the Companies' independent registered public accounting firm, submit recommendations to the Boards as to the selection of independent registered public accounting firm, and pre-approve (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for the Companies, (ii) all audit services provided to HL Advisors, or any affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies, and (iii) all non-audit services relating to the operations and financial reporting of the Companies provided to HL Advisors, or any affiliate thereof that provides ongoing services to the Companies by any independent registered public accounting firm with an ongoing relationship with the Companies.

         Audit Fees. The aggregate fees billed by E&Y for professional services rendered for the audit of Hartford Series Fund, Inc.'s annual financial statements for the fiscal years ended December 31, 2003 and 2004 were $359,900 and $488,761, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of Hartford HLS Series Fund II, Inc.'s annual financial statements for the fiscal years ended December 31, 2003 and 2004 were $144,000 and $200,784, respectively.

         Audit-Related Fees. No fees were billed by E&Y for professional services rendered that are related to the audit of the Companies' annual financial statements but not reported under "Audit Fees" above for the fiscal years ended December 31, 2003 and 2004. Fees in the amount of $7,500 for the fiscal years ended December 31, 2003 and 2004, respectively, were billed by E&Y for services rendered to Hartford Series Fund, Inc. relating to accounting consultations in connection with new accounting standards and non-routine filings.

         Tax Fees. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to Hartford Series Fund, Inc. for the fiscal years ended December 31, 2003 and 2004 were $98,300 and $78,710, respectively. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to Hartford HLS Series Fund II, Inc. for the fiscal years ended December 31, 2003 and 2004 were $37,800 and $33,300, respectively. No fees were billed by E&Y for such services rendered to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for the fiscal years ended December 31, 2003 and 2004.

         All Other Fees. The aggregate non-audit fees billed by E&Y for services rendered to Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc. and to HL Advisors, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended December 31, 2003 and 2004, amounted to $210,000 and $142,500 respectively. The 2003 amount also included $105,000 for services classified as Tax. Other than $12,500 for the fiscal year ended December 31, 2004 related to the review of Chief Compliance Officer materials, no fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended December 31, 2003 and 2004, nor were any fees billed by E&Y for such services rendered to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for those fiscal years.

         The Audit Committees have considered whether the services described above are compatible with E&Y's independence. The Audit Committees have also considered whether the provision of all other non-audit services rendered to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, is compatible with maintaining E&Y's independence. The Audit Committees have adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committees will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Companies and to the Companies' investment adviser and to affiliates of the adviser that provide ongoing services to the Companies. In accordance with this policy, the Audit Committees have given their approval for the provision of audit services by E&Y for the fiscal year ending December 31, 2005 and have also given their general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services that have not received pre-approval must receive specific approval of the Audit Committees. The Audit Committees are informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committees' responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees," and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committees.

         Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.


                       EXECUTIVE OFFICERS OF THE COMPANIES

         Information about each executive officer's position and term of office with the Companies, position with HL Advisors, if applicable, and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Companies is paid by The Hartford or its affiliates. No executive officer receives any compensation from the Companies.

                             POSITION HELD     TERM OF OFFICE*
                               WITH EACH        AND LENGTH OF
  NAME, AGE AND ADDRESS         COMPANY          TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI       President and     President,          Mr. Znamierowski currently serves as President of
(age 44)                    Chief Executive   Hartford Series     Hartford Investment Management ; Executive Vice
c/o Hartford HLS Funds      Officer and       Fund, Inc. -        President and Chief Investment Officer for Hartford
P.O. Box 2999               Director(1)       since 1999(2)       Life, Inc., and Executive Vice President and Chief
Hartford, CT  06104-2999                                          Investment Officer for Hartford Life.  Mr.
                                              President,          Znamierowski is also a Managing Member and Executive
                                              Hartford HLS        Vice President and Chief Investment Officer of
                                              Series Fund II,     HIFSCO and HL Advisors.  Mr. Znamierowski is
                                              Inc. - since        Executive Vice President and Chief Investment
                                              2001(2)             Officer for The Hartford. In addition, he serves as
                                                                  a Director of The Hartford Mutual Funds, Inc. and as
                                              Chief Executive     President and Chief Executive Officer of The
                                              Officer - since     Hartford Income Shares Fund, Inc., The Hartford
                                              2005                Mutual Funds, Inc., and The Hartford Mutual Funds
                                                                  II, Inc.
                                              Director,
                                              Hartford Series
                                              Fund, Inc. -
                                              since 1999


WILLIAM H. DAVISON, JR.     Vice President    Since 2002          Mr. Davison is a Managing Director and Director of
(age 48)                                                          the Funds Management Group of Hartford Investment
c/o Hartford HLS Funds                                            Management. Mr. Davison is also a Senior Vice
P.O. Box 2999                                                     President of HIFSCO and HL Advisors. In addition,
Hartford, CT  06104-2999                                          he serves as Vice President of The Hartford Mutual
                                                                  Funds, Inc., The Hartford Mutual Funds II, Inc. and
                                                                  The Hartford Income Shares Fund, Inc.

TAMARA L. FAGELY            Vice President,   Vice President,     Ms. Fagely has been Vice President of HASCO since
(age 47)                    Controller, and   Hartford Series     1998. Prior to 1998, she was Second Vice President
500 Bielenberg Drive        Treasurer         Fund, Inc. -        of HASCO. Ms. Fagely is a Vice President of Hartford
Woodbury, MN                                  since 2002          Life, where she served as Assistant Vice President from
55125                                                             December 2001 until May 2005. In addition, she is Controller of
                                              Vice President,     HIFSCO and Vice President, Controller, and Treasurer of The
                                              Hartford HLS        Hartford Income Shares Fund, Inc., The Hartford Mutual Funds,
                                              Series Fund II,     Inc., and The Hartford Mutual Funds II, Inc.
                                              Inc. - since
                                              1993



MARY JANE FORTIN            Vice President    Since 2003          Ms. Fortin is Senior Vice President and Director of
(age 40)                                                          Mutual Funds and 529 Programs for Hartford Life.
c/o Hartford HLS Funds                                            She also serves as Vice President of HL Advisors and
P.O. Box 2999                                                     HIFSCO. Previously, Ms. Fortin served as Senior Vice
Hartford, CT  06104-2999                                          President and Chief Accounting Officer of Hartford
                                                                  Life. She joined Hartford Life in 1997.

                             POSITION HELD     TERM OF OFFICE*
                               WITH EACH        AND LENGTH OF
  NAME, AGE AND ADDRESS         COMPANY          TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

GEORGE R. JAY               Vice President    Vice President,     Mr. Jay serves as Assistant Vice President of
(age 53)                    and Chief         Hartford Series     Hartford Life.  In addition, he serves as Controller
c/o Hartford HLS Funds      Compliance        Fund, Inc. -        of HL Advisors.  He also serves as Chief
P.O. Box 2999               Officer           since 1996          Broker/Dealer Compliance Officer for HIFSCO and Vice
Hartford, CT  06104-2999                                          President and Chief Compliance Officer of The
                                              Vice President,     Hartford Income Shares Fund, Inc., The Hartford
                                              Hartford HLS        Mutual Funds, Inc., and The Hartford Mutual Funds
                                              Series Fund II,     II, Inc.
                                              Inc. - since
                                              2001

                                              Chief Compliance
                                              Officer - since
                                              2004

STEPHEN T. JOYCE            Vice President    Hartford Series     Mr. Joyce currently serves as Senior Vice President
(age 46)                                      Fund, Inc. -        and Director of the Institutional Solutions Group
c/o Hartford HLS Funds                        since 2000          for Hartford Life.  Mr. Joyce is also Senior Vice
P.O. Box 2999                                                     President of HL Advisors and Vice President of The
Hartford, CT  06104-2999                      Hartford HLS        Hartford Income Shares Fund, Inc., The Hartford
                                              Series Fund II,     Mutual Funds, Inc., and The Hartford Mutual Funds
                                              Inc. - since 2001   II, Inc.  Previously, he served as Vice President
                                                                  (1997-1999) and Assistant Vice President (1994-1997)
                                                                  of Hartford Life.

DAVID N. LEVENSON           Vice President    Hartford Series     Mr. Levenson serves as Senior Vice President of
(age 38)                                      Fund, Inc. -        Hartford Life Insurance Company's Retail Product
c/o Hartford HLS Funds                        since 2000          Management Group and is responsible for all retail
P.O. Box 2999                                                     product management and profitability.  Mr. Levenson
Hartford, CT  06104-2999                      Hartford HLS        is also a Senior Vice President of HIFSCO.  In
                                              Series Fund II,     addition, he serves as Vice President of The
                                              Inc. - 2001         Hartford Income Shares Fund, Inc., The Hartford
                                                                  Mutual Funds, Inc., and The Hartford Mutual Funds
                                                                  II, Inc.  Mr. Levenson joined The Hartford in 1995.


EDWARD P. MACDONALD         Vice President    Since 2005          Mr. Macdonald serves as Assistant General Counsel of
(age 37)                    and Secretary                         The Hartford. Additionally, Mr. Macdonald serves as
c/o Hartford HLS Funds                                            Vice President and Secretary for The Hartford Income
P.O. Box 2999                                                     Shares Fund, Inc., The Hartford Mutual Funds, Inc.,
Hartford, CT  06104-2999                                          and The Hartford Mutual Funds II, Inc.  Prior to
                                                                  joining The Hartford in 2005, Mr. Macdonald was with
                                                                  Prudential Financial (formerly American Skandia
                                                                  Investment Services, Inc.) where he served as Chief
                                                                  Counsel, Investment Management (July 2002 to March
                                                                  2005); Senior Counsel, Securities (September 2000 to
                                                                  June 2002); Counsel (December 1999 to August 2000);
                                                                  and Senior Associate of Counsel (April 1999 to
                                                                  December 1999).

DENISE A. SETTIMI           Vice President    Since 2005          Ms. Settimi currently serves as Vice President
(age 44)                                                          Securities Operations of HASCO. Since March 2003, she
c/o Hartford HLS Funds                                            has served as Director of Hartford Life.  Previously,
P.O. Box 2999                                                     Ms. Settimi was with American Express  Financial
Hartford, CT 06104-2999                                           Advisors, where she was Director of Retirement Plan
                                                                  Services from 1997 to 2003. In addition, she is a Vice
                                                                  President of The Hartford Income Shares Fund, Inc.,
                                                                  The Hartford Mutual Funds, Inc., and The Hartford Mutual
                                                                  Funds II, Inc.


                             POSITION HELD     TERM OF OFFICE*
                               WITH EACH        AND LENGTH OF
  NAME, AGE AND ADDRESS         COMPANY          TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President    Hartford Series     Mr. Walters serves as Executive Vice President and
(age 43)                                      Fund, Inc. -        Director of the Investment Products Division of
c/o Hartford HLS Funds                        since 2000(2)       Hartford Life, Mr. Walters is also a Managing Member
P.O. Box 2999                                                     and Executive Vice President of HIFSCO and HL
Hartford, CT  06104-2999                      Hartford HLS        Advisors.  In addition, he is Vice President of The
                                              Series Fund II,     Hartford Income Shares Fund, Inc., The Hartford
                                              Inc. - since        Mutual Funds, Inc., and The Hartford Mutual Funds
                                              2001(2)             II, Inc.  Previously, Mr. Walters was with First
                                                                  Union Securities.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) Director for Hartford Series Fund, Inc. only.
(2) From February 1, 2005 to March 27, 2005, Mr. Walters served as President and Chief Executive Officer of the Companies.


                                  OTHER MATTERS

         Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Companies.

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the relevant Company at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                          By order of the Boards of Directors

                                          /s/ Edward P. Macdonald

Dated:  [JUNE __, 2005]                   Edward P. Macdonald
                                          Secretary

                                [TO BE COMPLETED]

                                  ATTACHMENT A

                  FUND SHARES OUTSTANDING AS OF THE RECORD DATE

                                                          SHARES OUTSTANDING ON
  FUND                         CLASS                          RECORD DATE
  ----                         -----                          ------------

                                  ATTACHMENT B

                       BENEFICIAL OWNERSHIP OF FUND SHARES


         As of May 31, 2005, Fortis Benefits Insurance Company ("Fortis Benefits"), 2323 Grand Boulevard, Kansas City, Missouri 64108 (or its affiliates) was the sole shareholder of record of the following Funds (such shares are held for the benefit of contract holders and policy owners):


Hartford Blue Chip Stock HLS Fund
Hartford Capital Opportunities Fund
Hartford International Stock HLS Fund



         As of May 31, 2005, Fortis Benefits, 2323 Grand Boulevard, Kansas City, Missouri 64108 (or its affiliates) owned 5% or more of the outstanding shares in the following Funds (such shares are held for the benefit of contract holders and policy owners):

                                                                       AMOUNT AND NATURE OF
                    FUND                                               BENEFICIAL OWNERSHIP      PERCENTAGE OF OWNERSHIP
                    ----                                               --------------------      -----------------------
                                                                    CLASS IA          CLASS IB   CLASS IA       CLASS IB
                                                                    --------          --------   --------       --------
Hartford Disciplined Equity HLS Fund                              13,897,587              --        21%            --
Hartford Global Leaders HLS Fund                                  13,637,851              --        25%            --
Hartford Growth Opportunities HLS Fund                            21,886,977              --        71%            --
Hartford High Yield HLS Fund                                       3,895,735              --         8%            --
Hartford Index HLS Fund                                            6,860,393              --        12%            --
Hartford LargeCap Growth HLS Fund                                  5,803,737              --        75%            --
Hartford MidCap Stock HLS Fund                                     4,497,120              --        99%            --
Hartford SmallCap Growth HLS Fund                                 11,599,783              --        39%            --
Hartford SmallCap Value HLS Fund                                   6,122,574              --        93%            --
Hartford U.S. Government Securities HLS Fund                       9,890,492              --        22%            --
Hartford Value Opportunities HLS Fund                              6,430,530              --        36%            --

         As of May 31, 2005, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06089 (or its affiliates) owned 5% or more of the outstanding shares in the following Funds (such shares are held for the benefit of contract holders and policy owners):

                                                              AMOUNT AND NATURE OF
                       FUND                                   BENEFICIAL OWNERSHIP          PERCENTAGE OF OWNERSHIP
                       ----                                   ---------------------          ------------------------
                                                           CLASS IA          CLASS IB        CLASS IA       CLASS IB
                                                           --------          --------        --------       --------
Hartford Advisers HLS Fund                              358,367,802        59,511,180             93%          99%
Hartford Capital Appreciation HLS Fund                  190,000,604        45,689,845             97%          95%
Hartford Disciplined Equity HLS Fund                     53,274,161        26,516,050             79%         100%
Hartford Dividend and Growth HLS Fund                   227,529,941        70,923,430             98%         100%
Hartford Equity Income HLS Fund                          14,748,004         6,282,480            100%         100%
Hartford Focus HLS Fund                                   4,556,413         3,733,665            100%         100%
Hartford Global Advisers HLS Fund                        28,167,149         6,100,479            100%         100%
Hartford Global Communications HLS Fund                   1,742,621         1,285,671            100%         100%
Hartford Global Financial Services HLS Fund               1,863,839         1,685,363            100%         100%
Hartford Global Health HLS Fund                          16,158,931         7,078,570             94%         100%
Hartford Global Leaders HLS Fund                         38,287,367        16,032,981             70%         100%
Hartford Global Technology HLS Fund                      17,133,726         8,162,060             87%          93%
Hartford Growth HLS Fund                                 24,082,556        16,349,053             99%         100%
Hartford Growth Opportunities HLS Fund                    8,768,067         4,852,644             29%         100%
Hartford High Yield HLS Fund                             42,796,067        29,347,328             88%         100%

                                                                     AMOUNT AND NATURE OF
                       FUND                                          BENEFICIAL OWNERSHIP        PERCENTAGE OF OWNERSHIP
                       ----                                          --------------------        -----------------------
                                                                  CLASS IA          CLASS IB      CLASS IA   CLASS IB
                                                                  --------          --------      --------   --------
Hartford Index HLS Fund                                           50,555,447        8,150,831         88%       100%
Hartford International Capital Appreciation HLS Fund              24,586,922       18,493,502         98%        99%
Hartford International Opportunities HLS Fund                     84,457,589       22,428,147         93%       100%
Hartford International Small Company HLS Fund                      8,141,998        4,930,183         93%       100%
Hartford LargeCap Growth HLS Fund                                  1,907,641               --         25%        --
Hartford MidCap HLS Fund                                          57,944,712        5,971,655         76%        79%
Hartford MidCap Value HLS Fund                                    51,283,233       27,691,444        100%       100%
Hartford Money Market HLS Fund                                 1,249,146,718      259,598,685         93%       100%
Hartford Mortgage Securities HLS Fund                             41,683,839       15,016,550        100%       100%
Hartford Small Company HLS Fund                                   46,228,985       12,290,229         87%        99%
Hartford SmallCap Growth HLS Fund                                 14,600,885       11,722,213         49%       100%
Hartford SmallCap Value HLS Fund                                     415,863               --          6%        --
Hartford Stock HLS Fund                                          103,876,407       16,045,735         90%        99%
Hartford Total Return Bond HLS Fund                              198,241,802       88,982,252         94%       100%
Hartford Value HLS Fund                                           16,172,090       11,550,979        100%       100%
Hartford U.S. Government Securities HLS Fund                      35,380,855       28,759,294         78%       100%
Hartford Value Opportunities HLS Fund                             11,557,214        7,254,778         64%       100%

         An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. Hartford Plaza, Hartford, CT 06115 or its affiliates owned, as of May 31, 2005, shares of a number of Hartford HLS Funds:

                                                                 AMOUNT AND NATURE OF
                       FUND                                      BENEFICIAL OWNERSHIP             PERCENTAGE OF OWNERSHIP
                       ----                                      --------------------             -----------------------
                                                               CLASS IA          CLASS IB         CLASS IA     CLASS IB
                                                               --------          --------         --------     --------
Hartford Global Health HLS Fund                                 941,408              --               6%          --
Hartford Global Technology HLS Fund                           2,560,013              --              13%          --
Hartford MidCap HLS Fund                                      4,098,940              --               5%          --
Hartford Small Company HLS Fund                               3,829,423              --               7%          --

Certain employee retirement plans of the State of California, P.O. Box 182029, Columbus, OH 43218-2029 as of May 31, 2005, owned an aggregate of 8% of the outstanding Class IA shares of Hartford Stock HLS Fund. (Shares - 8,717,199)


Certain employee retirement plans of Wachovia Bank National Association and Wachovia Savings Plan, 525 W. WT Harris Blvd., Charlotte, NC 28288-0001 as of May 31, 2005, owned an aggregate of 15% of the outstanding Class IA shares of Hartford MidCap HLS Fund. (Shares - 11,483,045)


Certain employee retirement plans of American Express Trust Company, 50534 AXP Financial Ctr., Minneapolis, MN 55474-0505 as of May 31, 2005, owned an aggregate of 7% of the outstanding Class IB shares of Hartford MidCap HLS Fund. (Shares - 527,145)


Certain employee retirement plans of Investors Bank and Trust Company, 4 Manhattanville Road MD 2-41, Purchase, NY 10577-2139 as of May 31, 2005, owned an aggregate of 6% of the outstanding Class IB shares of Hartford MidCap HLS Fund. (Shares - 460,387)


Certain employee retirement plans of Mercer Trust Company, 1 Investors Way, Norwood, MA 02062-1599 as of May 31, 2005, owned an aggregate of 6% of the outstanding Class IB shares of Hartford MidCap HLS Fund. (Shares - 477,679)


Certain employee retirement plans of O'Melveny & Meyers LLP, 400 South Hope Street, Los Angeles, CA 90071-2899 as of May 31, 2005, owned an aggregate of 6% of the outstanding Class IB shares of Hartford Global Technology HLS Fund. (Shares - 569,038)

Certain employee retirement plans of State Street Bank, 275 Washington Street, Newton, MA 02458-1646 as of May 3 1, 2005, owned an aggregate of 5% of the outstanding Class IA shares of Hartford Small Company HLS Fund. (Shares - 2,573,946)


         Mercer Trust Company is the only shareholder of Hartford SmallCap Value HLS Fund owning more than 5% of the outstanding Class IB shares of the Fund. Mercer Trust Company owned 100% of the Class IB shares of Hartford SmallCap Value HLS Fund as of May 31, 2005.

                                  ATTACHMENT C

                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                        HARTFORD HLS SERIES FUND II, INC.
                      THE HARTFORD INCOME SHARES FUND, INC.
                             ("THE HARTFORD FUNDS")

                          NOMINATING COMMITTEE CHARTER


NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

3. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

5. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

ADOPTED:  MAY 13, 2003
REVISED: MARCH 9, 2004

                                   APPENDIX A
                                   ----------

             PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
         FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE


1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum:

             (i)   the shareholder's contact information;

             (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

             (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

             (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

              (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Director.

     It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

5. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9. The final nomination of a prospective director rests solely with the Nominating Committee.

10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                                                       EXHIBIT 1
                                                                       ---------


               CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS
               ---------------------------------------------------


         The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

         To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

         The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

          1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

          2. College degree or business experience equivalent to a college degree.

          3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

          4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

          5.   An ability to invest in Hartford funds.

          6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

          7.   A person of high ethical standards.

          8. Must meet minimum standards set out in the funds' audit committee charter.

          9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

PROXY                                                                     PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 7, 2005

[INVESTMENT COMPANY NAME HERE]
The undersigned appoints [ ] and [ ] or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the series named above (the
"Fund") held by the undersigned on June 21, 2005, at a Joint Special Meeting of Shareholders to be held of the offices of HL
Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on September 7, 2005 at 8:30 a.m., Eastern Time, and at any
adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Joint Special Meeting of
Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and
Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised.


                                                                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                                                                            VOTE VIA THE TELEPHONE: 1-866-235-4258
                                                                            ----------------------------------------------------
                                                                            999 9999 9999 999
                                                                            ----------------------------------------------------

                                                                            Please sign exactly as name appears to the left. When
                                                                            signing attorney, executor, administrator, trustee,
                                                                            or guardian, please give full title as such. If
                                                                            signing for a corporation, please sign in full
                                                                            corporate name by authorized person. If a partnership,
                                                                            please sign in partnership name by authorized person.

                                                                            ----------------------------------------------------
                                                                            Signature(s)
                                                                                                                          , 2005
                                                                            ----------------------------------------------
                                                                            Date                                       HLS_15110





                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE.


THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF THIS CARD IS PROPERLY EXECUTED, BUT
NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY
ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. SHAREHOLDERS WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION
NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IN THE ENVELOPE PROVIDED.
                                                           VOTING OPTIONS
----------------------------------------    ----------------------------------------     ----------------------------------------
           [PICTURE COMPUTER]                          [PICTURE TELEPHONE]                            [PICTURE MAIL]
          VOTE ON THE INTERNET                            VOTE BY PHONE                                VOTE BY MAIL
               LOG ON TO:                              CALL 1-866-235-4258                   VOTE, SIGN AND DATE THIS VOTING
      HTTPS://VOTE.PROXY-DIRECT.COM                    FOLLOW THE RECORDED                     INSTRUCTION AND RETURN IN THE
    FOLLOW THE ON-SCREEN INSTRUCTIONS                     INSTRUCTIONS                            POSTAGE-PAID ENVELOPE.
          AVAILABLE 24 HOURS.                          AVAILABLE 24 HOURS.
----------------------------------------    ----------------------------------------     ----------------------------------------

   PORTFOLIO                                            PORTFOLIO                                  PORTFOLIO
   ---------                                            ---------                                  ---------
   Fundname Drop-In 1                                   Fundname Drop-In 2                         Fundname Drop-In 3
   Fundname Drop-In 4                                   Fundname Drop-In 5                         Fundname Drop-In 6
   Fundname Drop-In 7                                   Fundname Drop-In 8                         Fundname Drop-In 9
   Fundname Drop-In 10                                  Fundname Drop-In 11                        Fundname Drop-In 12

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: []
----------------------------------------------------------------------------
  To vote FOR ALL Proposals mark this box. No other vote is necessary. [ ]
----------------------------------------------------------------------------

1.  TO ELECT THE FOLLOWING NOMINEES:
                                                                                     FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
01  Lynn S. Birdsong        02  R.M. Gavin                 03  D.E. Hill
04  P.O. Peterson           05  T.M. Marra                 06  L.A. Smith              [ ]          [ ]             [ ]
07  D.M. Znamierowski       08  S.S. Jaffee                09  W.P. Johnston

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S')
NUMBER(S) ON THE LINE BELOW.
----------------------------------------------------------------------------

2.  PROPOSAL TO PERMIT THE FUND'S INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER
    APPROVAL. (FOR SHAREHOLDERS OF SERIES OF HARTFORD SERIES FUND, INC. ONLY)


                     FOR  AGAINST  ABSTAIN                       FOR    AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop-In 1   [ ]    [ ]      [ ]    Fundname Drop-In 2   [ ]      [ ]      [ ]    Fundname Drop-In 3   [ ]    [ ]      [ ]
Fundname Drop-In 4   [ ]    [ ]      [ ]    Fundname Drop-In 5   [ ]      [ ]      [ ]    Fundname Drop-In 6   [ ]    [ ]      [ ]
Fundname Drop-In 7   [ ]    [ ]      [ ]    Fundname Drop-In 8   [ ]      [ ]      [ ]    Fundname Drop-In 9   [ ]    [ ]      [ ]
Fundname Drop-In 10  [ ]    [ ]      [ ]    Fundname Drop-In 11  [ ]      [ ]      [ ]    Fundname Drop-In 12  [ ]    [ ]      [ ]


3.  PROPOSAL TO REVISE THE FUNDAMENTAL POLICY OF THE FUNDS REGARDING INVESTMENT CONCENTRATIONS WITHIN PARTICULAR INDUSTRIES. (EXCEPT
    FOR SHAREHOLDERS OF HARTFORD GLOBAL COMMUNICATIONS HLS FUND, HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND, HARTFORD GLOBAL HEALTH
    HLS FUND, AND HARTFORD GLOBAL TECHNOLOGY HLS FUND)

                         FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
    Fundname Drop-In 1   [ ]     [ ]     [ ]   Fundname Drop-In 2   [ ]     [ ]     [ ]   Fundname Drop-In 3   [ ]     [ ]     [ ]
    Fundname Drop-In 4   [ ]     [ ]     [ ]   Fundname Drop-In 5   [ ]     [ ]     [ ]   Fundname Drop-In 6   [ ]     [ ]     [ ]
    Fundname Drop-In 7   [ ]     [ ]     [ ]   Fundname Drop-In 8   [ ]     [ ]     [ ]   Fundname Drop-In 9   [ ]     [ ]     [ ]
    Fundname Drop-In 10  [ ]     [ ]     [ ]   Fundname Drop-In 11  [ ]     [ ]     [ ]   Fundname Drop-In 12  [ ]     [ ]     [ ]


         PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE.


VOTING INSTRUCTIONS                                 [INVESTMENT COMPANY NAME HERE]                              VOTING INSTRUCTIONS
                                  VOTING INSTRUCTIONS FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
                                                   TO BE HELD ON SEPTEMBER 7, 2005
                       THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE INSURANCE COMPANY LISTED BELOW

[INSURANCE NAME DROP IN]
The undersigned is the owner of a variable annuity or variable insurance contact issued by the above-referenced Insurance Company.
(The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the series named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of June 21, 2005 at a Joint Special
Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on
September 7, 2005 at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of
Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                                                            VOTE VIA THE INTERNET:  HTTPS://VOTE.PROXY-DIRECT.COM
                                                                            VOTE VIA THE TELEPHONE:  1-866-235-4258
                                                                            ------------------------------------------------------
                                                                            999 9999 9999 999
                                                                            ------------------------------------------------------


                                                                            Please sign exactly as name appears to the left. When
                                                                            signing attorney, executor, administrator, trustee,
                                                                            or guardian, please give full title as such. If
                                                                            signing for a corporation, please sign in full
                                                                            corporate name by authorized person. If a partnership,
                                                                            please sign in partnership name by authorized person.

                                                                            ----------------------------------------------------
                                                                            Signature(s)
                                                                                                                          , 2005
                                                                            ----------------------------------------------
                                                                            Date                                       HLS_15110
                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF THIS CARD IS PROPERLY
EXECUTED, BUT NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ISSUER
SHALL VOTE ACCORDING TO ITS BEST JUDGEMENT.

VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES
OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

                                                           VOTING OPTIONS
                                     READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
----------------------------------------    ----------------------------------------     ----------------------------------------
           [PICTURE COMPUTER]                          [PICTURE TELEPHONE]                            [PICTURE MAIL]
          VOTE ON THE INTERNET                            VOTE BY PHONE                                VOTE BY MAIL
               LOG ON TO:                              CALL 1-866-235-4258                   VOTE, SIGN AND DATE THIS VOTING
      HTTPS://VOTE.PROXY-DIRECT.COM                    FOLLOW THE RECORDED                     INSTRUCTION AND RETURN IN THE
    FOLLOW THE ON-SCREEN INSTRUCTIONS                     INSTRUCTIONS                            POSTAGE-PAID ENVELOPE.
          AVAILABLE 24 HOURS.                          AVAILABLE 24 HOURS.
----------------------------------------    ----------------------------------------     ----------------------------------------

PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
---------                                   ---------                                    ---------
Fundname Drop-In 1                          Fundname Drop-In 2                           Fundname Drop-In 3
Fundname Drop-In 4                          Fundname Drop-In 5                           Fundname Drop-In 6
Fundname Drop-In 7                          Fundname Drop-In 8                           Fundname Drop-In 9
Fundname Drop-In 10                         Fundname Drop-In 11                          Fundname Drop-In 12

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]
------------------------------------------------------------------------
To vote FOR ALL Proposals mark this box. No other vote is necessary. [ ]
------------------------------------------------------------------------
1.  TO ELECT THE FOLLOWING NOMINEES:
                                                                                FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
01  Lynn S. Birdsong        02  R.M. Gavin                 03  D.E. Hill          [ ]          [ ]              [ ]
04  P.O. Peterson           05  T.M. Marra                 06  L.A. Smith
07  D.M. Znamierowski       08  S.S. Jaffee                09  W.P. Johnston

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR
ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NUMBER(S) ON THE LINE BELOW.
--------------------------------------------------------------------


2.  PROPOSAL TO PERMIT THE FUND'S INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING
    A SHAREHOLDER APPROVAL.  (FOR CONTRACT AND POLICY OWNERS WHOSE CONTRACTS RELATE TO SERIES OF HARTFORD SERIES FUND, INC. ONLY)


                          FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
ABSTAIN
    Fundname Drop-In 1    [ ]    [ ]      [ ]   Fundname Drop-In 2   [ ]    [ ]      [ ]  Fundname Drop-In 3   [ ]    [ ]      [ ]
    Fundname Drop-In 4    [ ]    [ ]      [ ]   Fundname Drop-In 5   [ ]    [ ]      [ ]  Fundname Drop-In 6   [ ]    [ ]      [ ]
    Fundname Drop-In 7    [ ]    [ ]      [ ]   Fundname Drop-In 8   [ ]    [ ]      [ ]  Fundname Drop-In 9   [ ]    [ ]      [ ]
    Fundname Drop-In 10   [ ]    [ ]      [ ]   Fundname Drop-In 11  [ ]    [ ]      [ ]  Fundname Drop-In 12  [ ]    [ ]      [ ]


3.

    PROPOSAL TO REVISE THE FUNDAMENTAL POLICY OF THE FUNDS REGARDING INVESTMENT CONCENTRATIONS WITHIN PARTICULAR INDUSTRIES. (EXCEPT
    FOR FOR CONTRACT AND POLICY OWNERS WHOSE CONTRACTS RELATE TO HARTFORD GLOBAL COMMUNICATIONS HLS FUND, HARTFORD GLOBAL FINANCIAL
    SERVICES HLS FUND, HARTFORD GLOBAL HEALTH HLS FUND, AND HARTFORD GLOBAL TECHNOLOGY HLS FUND)


                         FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
    Fundname Drop-In 1   [ ]     [ ]     [ ]   Fundname Drop-In 2   [ ]     [ ]     [ ]   Fundname Drop-In 3   [ ]     [ ]     [ ]
    Fundname Drop-In 4   [ ]     [ ]     [ ]   Fundname Drop-In 5   [ ]     [ ]     [ ]   Fundname Drop-In 6   [ ]     [ ]     [ ]
    Fundname Drop-In 7   [ ]     [ ]     [ ]   Fundname Drop-In 8   [ ]     [ ]     [ ]   Fundname Drop-In 9   [ ]     [ ]     [ ]
    Fundname Drop-In 10  [ ]     [ ]     [ ]   Fundname Drop-In 11  [ ]     [ ]     [ ]   Fundname Drop-In 12  [ ]     [ ]     [ ]




                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE.